Convertible Promissory Note Derivative Liability	9 Months Ended
Sep. 30, 2019
Notes to Financial Statements
Convertible Promissory Note Derivative Liability

NOTE 7 - CONVERTIBLE PROMISSORY NOTE DERIVATIVE LIABILITY

The Senior Convertible Note with Firstfire Global Opportunities Fund, LLC with an issue date of March 1, 2019 was accounted for under ASC 815.  The variable conversion price is not considered predominantly based on a fixed monetary amount settleable with a variable number of shares due to the volatility and trading volume of the Company’s common stock. The Company’s convertible promissory note derivative liabilities have been measured at fair value at March 1, 2019, June 30, 2019 and September 30, 2019 using the binomial model.

The inputs into the binomial models are as follows:

	March 1, 2019	June 30, 2019	September 30, 2019
Closing share price	$90.00	$69.00	$3.10
Conversion price	$36.40	$28.40	$1.80
Risk free rate	2.55%	2.00%	2.00%
Expected volatility	403%	407%	317%
Dividend yield	0%	0%	0%
Expected life	1.51 years	1.18 years	0.92 years

The fair value of the conversion option derivative liability was $380,919, of which $175,000 was recorded as a debt discount and the remainder of $205,919 was recorded as initial derivative expense, and $268,310 at March 1, 2019 and September 30, 2019, respectively. The decrease in the fair value of the conversion option derivative liability of $112,609 is recorded as a gain in the unaudited condensed consolidated statements of operations for the nine months ended September 30, 2019.